Exhibit 10.11
                                           Form of Cross Currency Swap Agreement

                                      ISDA

              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE

                                     to the

                                Master Agreement

                          dated as of [               ]

                                     between

                  [                      ] (ABN [            ])
                                   ("PARTY A")

                                       AND

PERPETUAL LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF
                            THE SECURITISATION FUND
                                   ("PARTY B")

                                       AND

 ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS
                       MANAGER OF THE SECURITISATION FUND
                                   ("MANAGER")

                                     PART 1
                             TERMINATION PROVISIONS

(a)   "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(b)   "SPECIFIED TRANSACTION" will not apply.

      (i)   Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(iii) and
            (iv) will not apply to Party A or Party B.

      (ii)  Replace Section 5(a)(i) with:

            "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date;"

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                                                                         page 27

      (iii) Section 5(b)(ii) will not apply if Party A is the sole Affected Party (subject to Section 6(aa)(iii) of the Agreement, inserted by Part 1(i) of this Schedule).

(c) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party).".

      However, the parties agree for the purposes of this Agreement that the occurrence of an Insolvency Event (as defined in the Security Trust Deed) in respect of Party B will not constitute an Event of Default provided that:

      (i) within 30 Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party;

      (ii) the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes; and

      (iii) Party A, Party B and the Manager agree to execute such a novation agreement in a form agreed between the parties.

      For the avoidance of doubt, the occurrence of an Insolvency Event in respect of Party B in its personal capacity shall not constitute an Event of Default.

(d)   The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

      (i)   will not apply to Party A; and

      (ii)  will not apply to Party B.

(e)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and

      (ii)  the Second Method will apply.

(f) "TERMINATION CURRENCY" means United States Dollars in respect of a Transaction which relates to United States Dollars and Euros in respect of a Transaction which relates to Euros provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g) "ADDITIONAL TERMINATION EVENT" will apply. The following shall constitute an Additional Termination Event:

      (i) With respect to Class A[ ] Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A[ ] Notes and the Class A[ ] Notes are redeemed as a result.

            For the purposes of this Additional Termination Event both Party A and Party B are Affected Parties.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A[ ] Notes only) provided that such Early Termination Date must not be earlier than the time of redemption of the Class A[ ] Notes.

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                                                                         page 28

      (ii) [With respect to Class A[ ] Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A[ ] Notes and the Class A[ ] Notes are redeemed as a result.

            For the purposes of this Additional Termination Event, both Party A and Party B are Affected Parties.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A[ ] Notes only) provided that such Early Termination Date must not be earlier than the time of redemption of the Class A[ ] Notes.]

      (iii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A Offered Notes immediately due and payable.

            For the purposes of this Additional Termination Event, Party B is the Affected Party.

      (iv) Party A fails to comply with its obligations under Part 5(v). For the purposes of this Additional Termination Event, Party A is the Affected Party.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

      (v) Party A fails to comply with its obligations under Part 5(aa). For the purposes of this Additional Termination Event, Party A is the Affected Party.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

(h) TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes if any)".

(i)   RESTRICTED TERMINATION RIGHTS

      Add a new Section 6(aa) as follows:

      "(aa) Restricted Termination Rights

            (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee (if applicable).

            (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only after consultation with and on the instructions of the Note Trustee (if applicable) and only after consultation between Party A and the Note Trustee (if applicable). Party B may only designate an Early Termination Date at the direction of the Manager.

            (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                  (a) Notwithstanding Part 1(b)(iii) of the Schedule to this Agreement, Party A may designate an Early Termination Date if it is an Affected Party

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                                                                         page 29
                        following a Tax Event but only if all Class A Offered Notes will be redeemed at the full amount of the Invested Amount (or, if the Class A Offered Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of the redemption.

                  (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                        (A) each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by the them to the relevant Class A Offered Notes; and

                        (B) that person has a long term credit rating assigned by each of the Designated Rating Agencies of at least the long term credit rating assigned by that Designated Rating Agency to Party A as at the date of this Agreement.

            (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will use reasonable endeavours to procure the substitution of Party B as principal obligor under this Agreement in respect of each Affected Transaction with an Affiliate of Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Class A Offered Notes and in respect of which a deduction or withholding on account of Tax would not be necessary".

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                                                                         page 30

                                     PART 2
                               TAX REPRESENTATIONS

(a)   PAYER TAX REPRESENTATIONS

      For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii);

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement; and

      (iii) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

            PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (i) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)   PAYEE TAX REPRESENTATIONS:

      For the purpose of Section 3(f) of this Agreement:

      (i) Party A represents that:

            (A) It is a resident of the Commonwealth of Australia and it is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the double tax treaties entered into between the Commonwealth of Australia and other foreign jurisdictions, with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement. Except where the Office specified for the purposes of a particular transaction is located outside the Commonwealth of Australia, no such payment is attributable to a trade or business carried on by it through a permanent establishment located outside the Commonwealth of Australia.

            (B) Each payment received or to be received by it in connection to a Transaction will be effectively connected with its conduct or a trade or business in the Office through which it entered into that Transaction as determined in accordance with this Agreement.

            (C) It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is

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                                                                         page 31
                  allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

            (D) In respect of all Transactions (other than those described in (a) above), no payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

      (ii) Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a non-US person acting out of a non-US office or branch.

      (iii) The Manager represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. The Manager further represents that it is a non-US branch of a non-US person for United States tax purposes.

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                                                                         page 32

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Section 4(a)(i) and (ii) of this Agreement each party further agrees to deliver the following documents as applicable in accordance with the following:

-----------------------     --------------------------------------    ----------------------------    ---------------------
  Party required to                                                       Date by which to be          Covered by section
       deliver                            Document                             delivered              3(d) representations
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A, Party B and        A list of authorised signatories for                                      Yes
the Manager                 the party and evidence satisfactory       On execution and delivery
                            in form and substance to the other        of this Agreement or any
                            parties of the authority of the           relevant Confirmation and
                            authorised signatories of the party       at any time on the request
                            to execute this Agreement and each        of the other party.
                            confirmation on behalf of each
                            relevant party.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A, Party B and        As reasonably required by any other       Upon reasonable request.        Yes
the Manager                 party any document or certificate in
                            connection with its obligations to
                            make a payment under this Agreement
                            which would enable that party to
                            make the payment free from any
                            deduction or withholding for or on
                            account of Tax or that would reduce
                            the rate at which the deduction or
                            withholding for or on account of Tax
                            is applied to that payment
                            (including, without limitation, any
                            United States Form W-8BEN or other
                            relevant United States tax form).
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A                     The financial data relating to Party      If the Manager notifies         Yes
                            A required to be disclosed by the         Party A that the
                            Manager in the Manager's reasonable       significance percentage as
                            judgment pursuant to Item 1115(b)(1)      computed by the Manager in
                            of Regulation AB and relevant             accordance with Regulation
                            auditor's consents relating to such       AB is or becomes 8% or
                            financial data.                           greater, in accordance
                                                                      with Part 5(aa).
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A                     The financial statements relating to      If the Manager notifies         Yes
                            Party A required to be disclosed by       Party A that the
                            the Manager in the Manager's              significance percentage as
                            reasonable judgment pursuant to Item      computed by the Manager in
                            1115(b)(2) of Regulation AB and           accordance with Regulation
                            relevant auditor's consents relating      AB is or becomes 18% or
                            to such financial statements.             greater, in accordance
                                                                      with Part 5(aa).
-----------------------     --------------------------------------    ----------------------------    ---------------------

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                                                                         page 33

-----------------------     --------------------------------------    ----------------------------    ---------------------
  Party required to                                                       Date by which to be          Covered by section
       deliver                            Document                             delivered              3(d) representations
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A                     A certificate of an authorised            At the execution of this        Yes
                            person of Party A certifying that         Agreement and thereafter
                            (i) the information provided by           upon the provision of any
                            Party A to the Manager for use in a       financial data or
                            prospectus and (ii) the financial         financial statements as
                            data or financial statements as may       may be required above.
                            be required above (A) are true and
                            accurate in all material respects,
                            (B) do not contain any untrue
                            statement of a material fact and (C)
                            do not omit to state a material fact
                            required to be stated therein or
                            necessary in order to make the
                            statements therein, in the light of
                            the circumstances under which they
                            were made, not misleading.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A                     A certificate of an authorised            Upon the provision of any       Yes
                            person of Party A certifying that         financial data or
                            (i) Party A is required to file           financial statements as
                            reports with the Commission pursuant      may be required above.
                            to section 13(a) or 15(d) of the
                            Exchange Act; (ii) Party A has filed
                            all reports and other materials
                            required to be filed by such
                            requirements during the preceding 12
                            months (or such shorter period that
                            Party A was required to file such
                            reports and materials); (iii) the
                            reports filed by Party A include (or
                            properly incorporate by reference)
                            the financial statements of Party A.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party B (where              Copies of any reports or accounts         Upon reasonable request by      Yes
applicable) and the         relating to the Securitisation Fund       Party A subject to not
Manager                     that are produced for (a)                 being obliged to deliver
                            distribution to the Class A Offered       any document if to do so
                            Noteholders, or (b) presentation to       would breach or infringe
                            the Board of Directors of the             any law or legally binding
                            Manager and such other information        obligation or restraint.
                            in the Manager's control regarding
                            the financial condition and business
                            operations of the Securitisation
                            Fund as Party A may reasonably
                            require.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party B and the             Legal opinions as to the validity         Promptly after entering         Yes
Manager                     and enforceability of the                 into this Agreement, in
                            obligations of Party B and the            the form previously agreed
                            Manager under this Agreement, the         with the other parties.
                            Master Trust Deed, the Note Trust
                            Deed, the Security Trust Deed and
                            the Class A Offered Notes in form
                            and substance and issued by legal
                            counsel reasonably acceptable to
                            Party A.
-----------------------     --------------------------------------    ----------------------------    ---------------------

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                                                                         page 34

-----------------------     --------------------------------------    ----------------------------    ---------------------
  Party required to                                                       Date by which to be          Covered by section
       deliver                            Document                             delivered              3(d) representations
-----------------------     --------------------------------------    ----------------------------    ---------------------
Manager                     Copies of the Master Trust Deed, the      On execution and delivery       Yes
                            Note Trust Deed, the Supplementary        of this Agreement.
                            Bond Terms Notice and the Security
                            Trust Deed certified to be true
                            copies by two authorised signatories
                            of the Manager.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Manager                     A copy of any document amending or        Promptly upon any such          Yes
                            varying the terms of the Master           document becoming
                            Trust Deed, the Security Trust Deed,      effective in accordance
                            the Note Trust Deed or the                with its terms.
                            Supplementary Bond Terms Notice
                            certified to be a true copy by two
                            authorised signatories of the
                            Manager.
-----------------------     --------------------------------------    ----------------------------    ---------------------
Party A                     A legal opinion by Party A's              Promptly after entering         Yes
                            internal counsel as previously            into this Agreement.
                            provided to the Designated Rating
                            Agencies.
-----------------------     --------------------------------------    ----------------------------    ---------------------

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                                                                         page 35

                                     PART 4
                                  MISCELLANEOUS

(a)   ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      (i)   ADDRESS FOR NOTICES TO PARTY A:

            All notices to PARTY A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

            [                        ]

            [                        ]

            [                        ]

            Attention:        [                        ]

            Telephone No:     [                        ]

            Facsimile No:     [                        ]

            All other notices to PARTY A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

      (ii)  ADDRESS FOR NOTICES TO PARTY B:

            Level 12

            123 Pitt Street

            Sydney NSW 2000

            Australia

            Attention:        Manager, Securitisation

            Telephone:        (612) 9229 9000

            Facsimile:        (612) 9221 7870

      (iii) ADDRESS FOR NOTICES TO MANAGER:

            Level 16

            360 Collins Street

            Melbourne  VIC 3000

            Australia

            Attention:        Settlements Officer

            Telephone:        (613) 9605 6000

            Facsimile:        (613) 9605 6228

(b)   PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:      Nil.

      Party B appoints as its Process Agent:      Nil.

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                                                                         page 36

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

      Party A is a Multibranch Party.

      Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      (i)   In relation to Party A: Nil

      (ii)  In relation to Party B: Security Trust Deed.

(g)   CREDIT SUPPORT PROVIDER. Credit Support Provider means:

      (i)   In relation to Party A: Nil.

      (ii)  In relation to Party B: Nil

(h) GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with New South Wales law and each party hereby submits to the non-exclusive jurisdiction of the New South Wales courts and courts of appeal from them.

      Section 13(b)(i) is deleted and replaced with the following:

      "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them and a reference in section 13(b)(ii) to "such court" is a reference to those courts."

(i) NETTING OF PAYMENTS. Unless otherwise agreed between Party A and Party B (at the direction of the Manager), sub-paragraph (ii) of Section 2(c) of this Agreement will not apply in respect of all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party A and Party B is deemed not to have any Affiliates.

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                                                                         page 37

                                     PART 5
                                OTHER PROVISIONS

(a)   In Section 2(a)(i) add the following sentence:

      "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b)   In Section 2(a)(ii):

      (i) after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)"; and

      (ii)  add the following sentence at the end:

            "Unless otherwise specified in any Confirmation, all amounts payable by Party A to Party B on any Payment Date must be paid in accordance with this Section 2(a)(ii) by 10.00am local time in the place of the account specified in the relevant Confirmation for such payments."

(c)   Insert new Sections 2(a)(iv) and (v) as follows:

      "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

      (v)   Where:

            (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

            (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at that time, enforceable,

            then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives the Party B Payment or confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

(d)   Add the following new sentence to the end of Section 2(b):

            "Each new account so designated must be in the same tax jurisdiction as the original account."

(e) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

            "if and only if X is Party A and".

(f) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A

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                                                                         page 38
      under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in
      Section 2(d)(i).

(g)   ADDITIONAL REPRESENTATIONS. In Section 3:

      (i) add the following in section 3(a)(v) after the words "creditors rights generally":

            "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act 1959 (Cth)), sections 11F and 13A(3) of the Banking Act 1959 (Cth) or any other analogous provision under any law applicable to a party)".

      (ii) add the following immediately after paragraph (f):

            "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the Securitisation Fund created pursuant to the Master Trust Deed) and has not given any charge, in the case of Party A, over its rights under any Transaction and, in the case of Party B, over assets of the Securitisation Fund (other than as provided in the Security Trust Deed)."

(h) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

      (i) SECURITISATION FUND VALIDITY CREATED. The Securitisation Fund has been validly created and is in existence at the date of this Agreement and each Transaction.

      (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

      (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Securitisation Fund.

      (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

      (v) GOOD TITLE. Party B is the legal owner of the assets of the Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and those assets are free from all other prior encumbrances save for the Prior Interest.

      (vi) INDEMNITY. Party B has not committed any fraud, negligence or Wilful Default which would prejudice its right of indemnity out of the Securitisation Fund.

(i)   In Section 4 add a new paragraph as follows:

            "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Securitisation Fund and not otherwise."

(j) In the third line of Section 3(c), insert "materially" before the word "affect".

(k) In Section 6(d)(i), in the last sentence, insert "in the absence of manifest error" after the word "evidence".

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

(l) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.", at the end of the first paragraph.

(m)   Section 12 is amended as follows by replacing Section 12(a)(iii) with:

            "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form".

(n)   Definitions and interpretation.

      (i) Section 14 of the Agreement is modified by inserting the following new definitions:

            "COMMISSION" means the United States Securities and Exchange Commission.

            "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

            "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 (as amended and restated) made between the Manager (formerly called Superannuation Members' Home Loans Limited) as manager and Party B (formerly called Perpetual Trustees Australia Limited) as trustee, pursuant to which the trust funds, collectively known as "Superannuation Members' Home Loans Trusts" are constituted, including the Securitisation Fund.

            "RATING AGENCY CONFIRMATION" means, at any time, a confirmation from each Designated Rating Agency that there will not be a downgrade or withdrawal of the rating of any of the Notes at that time.

            "REGULATION AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123 as may be
            amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7 2005)) or by the
            staff of the Commission or as may be provided by the Commission or its staff from time to time.

            "RELEVANT SWAP TRANSACTION" means in relation to the Class A Offered Notes, each Transaction which is a Currency Swap for Class A Offered Notes only.

            "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

            "SECURITY TRUST DEED" means the Security Trust Deed dated
            [          ] between Party B, the Manager, the Security Trustee and
            the Note Trustee.

            "SIGNIFICANCE PERCENTAGE" has the meaning given to it in Item 1115 of Regulation AB.

            "SWAP FINANCIAL DISCLOSURE" means, if the Manager determines reasonably and in good faith that the significance percentage of this Agreement is or has become:

            (a) 8% or more, the information set forth in Item 1115(b)(1) of Regulation AB and auditor's consents relating to the information set forth in Item 1115(b)(1) of Regulation AB; or

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                                                                         page 40

            (b) 18% or more, the information set forth in Item 1115(b)(2) of Regulation AB and auditor's consents relating to the information set forth in Item 1115(b)(2) of Regulation AB.

            "SWAP FINANCIAL DISCLOSURE REQUEST" means a request by the Manager or Party B for Party A to provide the Swap Financial Disclosure pursuant to Part 5(aa)(iii) of the Schedule to this Agreement.

            "WILFUL DEFAULT" in relation to Party B means a wilful default of this Agreement by Party B:

            (a)   other than a default which:

                  (A) arises out of a breach of a Transaction Document by a person other than Party B or any person referred to in paragraph (c) in relation to Party B;

                  (B) arises because some other act or omission is a precondition to the relevant act or omission of Party B, and that other act or omission does not occur;

                  (C) is in accordance with a lawful court order or direction or is required by law; or

                  (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

            (b) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) incurred in complying with this Agreement from the Securitisation Fund.

            (c) A reference to the "fraud", "negligence" or "Wilful Default" of Party B means the fraud, negligence or Wilful Default of Party B and of its officers or employees, but not of its agents or delegates, unless Party B is liable for the acts or omissions of such other person under the terms of this Agreement.

      (ii) Each of the following expressions has the meanings given to them in the Master Trust Deed and the Security Trust Deed (as the case may be) provided that in the event of any inconsistency those in the Security Trust Deed will prevail:

            "CHARGED PROPERTY"

            "CURRENCY SWAP"

            "DESIGNATED RATING AGENCY"

            "EXPENSE"

            "EXTRAORDINARY RESOLUTION"

            "NOTE TRUSTEE"

            "NOTE TRUST DEED"

            "OUTSTANDING PRINCIPAL BALANCE"

            "PAYING AGENT"

            "PRINCIPAL PAYING AGENT"

            "PRIOR INTEREST"

            "SECURED CREDITOR"

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                                                                         page 41

            "SECURED DOCUMENT"

            "SECURED MONEYS"

            "SECURITY TRUSTEE"

            "SECURITISATION FUND"

            "SUPPLEMENTARY BOND TERMS NOTICE"

            "TRANSACTION DOCUMENT"

      (iii) The expressions "CLASS A OFFERED NOTES", "CLASS A OFFERED NOTEHOLDER", "CLASS A[ ] NOTES", ["CLASS A[ ] NOTES",] "INVESTED AMOUNT", "NOTES" and "PAYMENT DATE" have the meanings given to them in the Supplementary Bond Terms Notice.

      (iv) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(o) MASTER TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

      (i) this Agreement and all Transactions under this Agreement are Secured Documents; and

      (ii)  Party A is a Secured Creditor; and

      (iii) all of the obligations of Party B under this Agreement and all Transactions under it are Secured Moneys; and

      (iv) this Agreement is a "Currency Swap" and a "Transaction Document" and Party A is a "Currency Swap Provider" in respect of the Securitisation Fund.

(p) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(q)   Any reference to a:

      (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

      (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(r)   New Sections 15, 16 and 17 are added as follows:

      "15.  CAPACITY OF PARTY B AND THE MANAGER

            (a) Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A

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                                                                         page 42
                  liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Securitisation Fund which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than section 15(c) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

            (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to the assets of the Securitisation Fund), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the assets of the Securitisation Fund).

            (c) The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or Wilful Default.

            (d) It is acknowledged that the Manager is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Fund, including under this Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or breach of a representation or warranty under this Agreement) will be considered fraud, negligence or Wilful Default of Party B for the purpose of Section 15(c) to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the Manager or any other person.

            (e) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in Sections 15(b) to 15(d) and 15(f).

            (f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or Wilful Default of Party B for the purpose of Section 15(c).

            (g) Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day responsibility for the administration or management of Party B's obligations in relation to the Securitisation Fund having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or circumstances constituting that Event of Default or other default (as the case may be).

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                                                                         page 43

            (h) In this Agreement, except where expressly provided to the contrary:

                  (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Securitisation Fund only, and in no other capacity; and

                  (ii) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a reference to such undertaking, assets, business, money or other thing of or in relation to Party B only in its capacity as trustee of the Securitisation Fund, and in no other capacity.

            (i)   The provision of this Section 15:

                  (i) are paramount and apply regardless of any other provision of this Agreement or any other instrument, even a provision which seeks to apply regardless of any other provision;

                  (ii) survive and endure beyond any termination of this Agreement for any reason; and

                  (iii) are not severable from this Agreement.

      16.   REPLACEMENT SWAP TRANSACTION

            (a) If any Transaction under this Agreement is terminated, Party B must, subject to paragraph (b), at the direction of the Manager, enter into one or more swaps which replace those Transactions (collectively a "REPLACEMENT SWAP TRANSACTION") but only on the following conditions:

                  (i) the amount payable under Section 6(e) (if any) by Party B to Party A upon termination of any Transactions will be paid in full when due in accordance with the Supplementary Bond Terms Notice and this Agreement;

                  (ii) the Designated Rating Agencies confirm that the Replacement Swap Transaction will not cause a reduction or withdrawal of the ratings of the Notes; and

                  (iii) the liability of Party B under the Replacement Swap
                        Transaction is limited to at least the same extent that its liability is limited under this Agreement.

            (b) If the conditions in Section 16(a) are satisfied, Party B must, provided it is satisfied with the terms of the Replacement Swap Transaction, acting reasonably and considering the interests of Class A Offered Noteholders, at the direction of the Manager, enter into the Replacement Swap Transaction and if it does it must direct the Replacement Swap Transaction provider to pay any upfront premium to enter into the Replacement Swap Transaction due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay an amount to Party A as referred to in
                  Section 16(a)(i) and to the extent that such premium is not greater than or equal to the amount referred to in Section 16(a)(i), the balance must be satisfied by Party B as an Expense of the Securitisation Fund.

            (c) If Party B enters into a Replacement Swap Transaction pursuant to Section 16(a), Party B must direct Party A to pay any amount payable under Section 6(e) by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Swap Transaction provider as payment of and to the extent of any premium payable by Party B to enter into the Replacement Swap Transaction, in satisfaction of and to the extent of Party A's obligation to pay that part of the amount payable under Section 6(e) to Party B.

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                                                                         page 44

      17.   SEGREGATION

            The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Class A Offered Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap Transaction and are enforceable by or against Party B as though a separate agreement applied between Party A, Party B and the Manager for each Relevant Swap Transaction, so that (among other things):

            (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A, Party B and the Manager and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B and the Manager shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, Party B and the Manager;

            (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant Swap Transaction;

            (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

            (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction.

(s)   TELEPHONE RECORDING: Each party:

      (i) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential transaction; and

      (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates; and

      (iii) will provide transcripts of such recordings (if any) upon reasonable request by another party; and

      (iv) acknowledges that, to the extent permitted by applicable law, such recordings and transcripts can be used as evidence by another party in any dispute between them.

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                                                                         page 45
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(t)   RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

      (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an adviser to it in respect of that Transaction.

(u) APPOINTMENT OF MANAGER: Party A acknowledges that under the Master Trust Deed Party B has appointed the Manager as manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Manager:

      (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

      (ii) without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

      Subject to Section 15, Party B agrees that it is bound by anything the Manager does under this Part 5(u).

      Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Party B's rights or obligations on Party B's behalf.

(v)   RATINGS DOWNGRADE:

      (i) In the event that the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall have
            (1) a long term credit rating of less than [AA-] by S&P and a short-term credit rating of less than [A-1+] by S&P, or (2) a long term credit rating of less than [A2] by Moody's and a short term credit rating of less than [P-1] by Moody's, or (3) a long term credit rating of less than [BBB+] by Fitch Ratings and a short term credit rating of less than [F2] by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes, then Party A shall immediately notify the Designated Rating Agencies and Party B and within 5 Local Business Days (or 30 Local Business Days if the downgrade is to no less than [A-] (S&P long term) and [A-1] (S&P short term) and [A3] (Moody's long term) and [A+] (Fitch long term) and [F1] (Fitch short term)) of such downgrade (unless during this period, Party A and Party B receive

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                                                                         page 46
            written confirmation from S&P, Fitch Ratings and Moody's that such downgrade would not result in the Notes either being downgraded or placed under review for possible downgrade) at its cost either:

            (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which is based either on S&P's New Interest Rate and Currency Swap Criteria published in February 2004 (as may be amended from time to time), Moody's Framework for De-Linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions published May 2006 (as amended from time to time), Fitch Ratings' Counterparty Risk in Structured Finance
                  Transactions: Swap Criteria published on 13 September 2004 (as amended from time to time) or on any other agreement reached between the parties (whichever of these has the highest ratings criteria), in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from S&P, Fitch Ratings and Moody's that the rating assigned to the Notes then outstanding by S&P, Fitch Ratings and Moody's is not adversely affected by the downgrade following such collateral arrangements being put in place and PROVIDED FURTHER that this Part 5(v)(i)(A) will not apply where the long term credit rating falls to [BBB+] (or less) by Fitch Ratings and the short term credit rating falls to [F2] (or less) by Fitch Ratings;

            (B) transfer all its rights and obligations with respect to this Agreement to a replacement third party, which each Designated Rating Agency has provided its Rating Agency Confirmation, whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least [AA-] by S&P and a short-term credit rating of at least [A-1+] by S&P, or (2) a long term credit rating of at least [A2] by Moody's and a short term credit rating of at least [P-1] by Moody's, or (3) a long term credit rating of at least [A+] by Fitch Ratings and a short term credit rating of at least [F1] by Fitch Ratings;

            (C) procure that its obligations with respect to this Agreement are guaranteed by a third party resident outside Australia whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least [A-1+] by S&P, or (2) a long term credit rating of at least [A2] by Moody's and a short term credit rating of at least [P-1] by Moody's, or (3) a long term credit rating of at least [A+] by Fitch Ratings and a short term credit rating of at least [F1] by Fitch Ratings; or

            (D) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

      (ii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with Part 5(v)(i)(B), the Trustee, at the direction of the Manager, and each other party to this Agreement shall do all things reasonably necessary at the cost of Party A to novate the relevant rights and obligations to the replacement counterparty.

      (iii) If, at any time, Party A's obligations under this Agreement are transferred in accordance with Part 5(v)(i)(B), Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by Part 5(v)(i)(A) (less any amount withdrawn in accordance with Part 5(v)(iv)).

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                                                                         page 47

      (iv) Party B may only make withdrawals from any account into which collateral is provided by Party A (the COLLATERAL ACCOUNT) if directed to do so by the Manager and then only for the purpose of:

            (A) transferring obligations under this Agreement in accordance with Part 5(v)(i)(B) (including the costs of obtaining a replacement counterparty);

            (B) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by Part 5(v)(i)(A);

            (C) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

            (D) paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account;

            (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment; or

            (F) making interest payments to Party A as contemplated by Part 5(v)(v).

            The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (B), (C) or (F) above as soon as such refund or payment is possible.

      (v) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by Part 5(v)(i)(A).

(w)   EXCHANGE CONTROLS

      Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

            "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

            (A) exchange controls do not constitute an Illegality or other Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction; and

            (B) if and for so long as exchange controls are imposed, delivery by either party of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by a party (the "PAYER") to the other party from time to time specified in that Confirmation will constitute proper payment of those amounts by that other party and the payer's obligations under this Agreement will be unaffected by any such exchange controls.

                  Nothing in this Section 5(b)(i) limits the rights of Party A or Party B in relation to any other Termination Event or Event of Default resulting from such event including any rights of Party A or Party B arising as a result of a failure by Party A or Party B to make any payment in accordance with this Agreement."

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                                                                         page 48
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(x)   TRANSFER

      A new paragraph (c) is added to Section 7 as follows:

            "a party may make such a transfer in accordance with this Agreement or the Security Trust Deed".

      and the full-stop at the end of paragraph (b) is replaced with "; and"

(y)   PARTY B'S PAYMENT INSTRUCTIONS

      Party B irrevocably authorises and instructs Party A to make payment of:

      (i) the Initial Exchange Amount (as defined in a Confirmation) payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

      (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the relevant Paying Agent to the account notified in writing by the relevant Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(z)   NO AMENDMENT

      (i) Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.

      (ii) No amendment may be made to this agreement unless each of the Designated Rating Agencies has provided a Rating Agency Confirmation.

(aa)  REGULATION AB FINANCIAL DISCLOSURE

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to any Transaction under this Agreement under Regulation AB, the Manager is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate significance percentage of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Manger determines, reasonably and in good faith, that the significance percentage of this Agreement is or has become:

            (A)   8% or more; or

            (B)   18% or more,

            then on any Local Business Day after the date of such determination, Party B (at the direction of the Manager) or the Manager may request Party A to provide the relevant Swap Financial Disclosure.

      (iii) Party A, at its own expense, shall within four Local Business Days after receipt of a Swap Financial Disclosure Request provide the Manager with the relevant Swap Financial Disclosure.

      (iv) If Party A is not able to provide the relevant Swap Financial Disclosure in accordance with Part 5(aa)(iii) of this Schedule, then Party A at its own expense, shall secure another

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                                                                         page 49
            entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to and will provide the Swap Financial Disclosure for such entity within the time period specified in Part 5(aa)(iii) of this Schedule (subject to Rating Agency Confirmation having been obtained and to approval by the Manager (which approval will not be unreasonably withheld or delayed)).

      (v) The parties agree that, if permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act. The parties agree that the Manager and the Securitisation Fund are authorised to incorporate by reference into the prospectus relating to the Securitisation Fund and reports filed by the Manager or the Securitisation Fund with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act any required Swap Financial Disclosure contained in any reports filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act. The parties also agree that the Manager and the Securitisation Fund are authorised to incorporate by reference into the prospectus relating to the Securitisation Fund any documents filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the date of this Agreement and prior to the termination of the offering described in the prospectus relating to the Securitisation Fund.

      (iv) Party A shall indemnify the Manager, the Securitisation Fund and each underwriter, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls the Manager, the Securitisation Fund or any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "indemnified persons") and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (A) any untrue statement or alleged untrue statement of any material fact contained in the Swap Financial Disclosure provided by Party A;

            (B) any omission or alleged omission to state in the Swap Financial Disclosure provided by Party A a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (C) any failure by Party A to provide the Manager with the relevant Swap Financial Disclosure when and as required under this Part 5(aa); provided, however, that, if Party A secures another entity to replace Party A as party to this Agreement pursuant to Part 5(aa)(iv) of this Schedule, Party A shall not be liable for any losses, claims, damages or liabilities (including reasonable legal fees and expenses) to which any of the indemnified persons may become subject arising out of or based upon a failure by Party A to provide the Manager with the relevant Swap Financial Disclosure following the provision of the relevant Swap Financial Disclosure by the other entity to the Manager.

            The provisions of this Part 5(aa)(vi) shall not limit whatever rights the Manager may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

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                                                                         page 50

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.

PARTY A
Signed in                         on the         day
of                       for
[                                     ] by its duly
appointed Attorney under Power of Attorney
dated                   Registered
Book No. who declares that
he/she has not received notice of revocation of the power


In the presence of


Witness:                                    Attorney:
        ------------------------                     ------------------------

Name:                                       Name:

Title:                                      Title:

Date:                                       Date:




PARTY B
Signed by Perpetual Limited
by its attorney who declares that he/she has not received notice of revocation of the power


In the presence of


Witness:                                    Attorney:
        ------------------------                     ------------------------

Name:                                       Name:

Title:                                      Title:

Date:                                       Date:

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                                                                         page 51

THE MANAGER
Signed by ME Portfolio Management Limited by its attorney who declares that he/she has not received notice of revocation of the power.


In the presence of


Witness:                                    Attorney:
        ------------------------                     ------------------------
Name:                                       Name:

Title:                                      Title:

Date:                                       Date:


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